Exhibit 23.3

                         Consent of Independent Auditors



Board of Directors
Pacific Aerospace & Electronics, Inc.
434 Olds Station Road
Wenatchee                                              Our ref     adm/2/djs/298
Washington
98801                                                  Contact     Adrian Myram
USA                                                                0121 232 3027


25 November 1998


The Board of Directors

Consent of Independent Auditors

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Form S-4 registration statement.

Yours faithfully

/s/ KPMG AUDIT PLC

KPMG Audit Plc

Birmingham, England